UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2016 (September 27, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2016, Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that Rebecca Robertson has been appointed to the Company’s Board of Directors (the “Board”) for a term expiring at the 2017 annual meeting of stockholders of the Company and until her successor is elected or appointed and qualifies or until her earlier resignation or removal. Concurrent with Ms. Robertson’s appointment to the Board, Ms. Robertson also has been appointed to the Audit Committee of the Board.

Since 2006, Ms. Robertson has served as the President and Executive Producer of Park Avenue Armory in New York, New York. Prior to that, Ms. Robertson served as the Executive Director of the Lincoln Development Project, Inc. from 2000 to 2006.  From 1997 to 2000, Ms. Robertson served as an executive with The Shubert Organization, New York’s largest Broadway theater owner.  In addition to leading the redevelopment of the Lincoln Center, Ms. Robertson also previously led the urban renewal project of the New 42nd Street, serving as President of The 42nd Street Development Project, Inc. from 1987 through 1997. Ms. Robertson sits on the boards of directors of privately held companies The New 42nd Street, Inc., Park Avenue Armory, and the CalArts Board of Overseers.  Ms. Robertson received her B.A. and M.Sc. Pl. from the University of Toronto.

There are no agreements or understandings between the Company and Ms. Robertson in respect of her service as a director of the Company, nor are there any transactions in which Ms. Robertson has any interests that are subject to disclosure by the Company or the Operating Partnership as related person transactions pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Ms. Robertson’s appointment to the Board is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated September 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 28, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: September 28, 2016	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated September 27, 2016.